UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Howard H. Baker, Jr.
                            Howard H. Baker, Jr.


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.


                       /s/  Antonia Handler Chayes
                            Antonia Handler Chayes


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Charles W. Duncan, Jr.
                            Charles W. Duncan, Jr.


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Jean-Pierre Garnier
                            Jean-Pierre Garnier


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.


                       /s/  Pehr G. Gyllenhammar
                            Pehr G. Gyllenhammar


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Karl J. Krapek
                            Karl J. Krapek


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Charles R. Lee
                            Charles R. Lee


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Robert H. Malott
                            Robert H. Malott


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  William J. Perry
                            William J. Perry


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Frank P. Popoff
                            Frank P. Popoff


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Andre  Villenueve
                            Andre  Villenueve


                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Harold A. Wagner
                            Harold A. Wagner

                 UNITED TECHNOLOGIES CORPORATION

                        Power of Attorney

          The undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the

"Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints JAY L. HABERLAND, IRVING B.

YOSKOWITZ, and WILLIAM H. TRACHSEL, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange

Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1997,

including specifically, but without limiting the generality of the foregoing,

the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 9th day of February, 1998.

                       /s/  Jacqueline G. Wexler
                            Jacqueline G. Wexler







UTCL1 -  11615